Exhibit 10.6

AMENDMENT NO. 1 TO PRODUCT MANUFACTURE AND SUPPLY AND FACILITY CONSTRUCTION AGREEMENT

This Amendment No. 1 to the Product Manufacture and Supply and Facility Construction Agreement (“Amendment No. 1”) is made and entered into as of April 20, 2018 (the “Amendment No. 1 Effective Date”) by and between BioVectra Inc., with its registered offices at 11 Aviation Avenue, Charlottetown, PEI, C1E 0A1, Canada (“BioVectra”) and Keryx Biopharmaceuticals, Inc., with its offices at One Marina Park Drive, 12th floor, Boston, Massachusetts, 02210, USA (“Keryx”).

WHEREAS, BioVectra and Keryx are parties to a Product Manufacture and Supply and Facility Construction Agreement, effective December 11, 2017 (the “Agreement”), and wish to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereafter set forth, the parties hereto mutually agree as follows:

1.	Capitalized terms under herein that are not otherwise defined shall have the meanings set forth in the Agreement.

2.	The definition of Facility Reimbursement Fee in Section 1.o of the Agreement is deleted and replaced with the following:
“Facility Reimbursement Fee means [***].”

3.	The Estimated Facility Cost figure set forth in Section 2.e of the Agreement is deleted and replaced with “[***].”

4.	The reference in Section 4.i of the Agreement to “[***]” is deleted and replaced with “[***]”.

5.
Except as set forth in this Amendment No. 1, in all other respects the Agreement remains unchanged and in full force and effect in accordance with its terms. From and after the Amendment No. 1 Effective Date, any reference to the Agreement shall mean the Agreement as modified by this Amendment No. 1.

6.
This Amendment No. 1 may be executed in counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. Executed signatures pages to this Amendment No. 1 (which may be accomplished using industry standard signature software, such as DocuSign®) may be delivered by facsimile or a portable document format (PDF) copy sent by e-mail and such facsimiles or PDFs shall be deemed as if actual signature pages had been delivered.

*The rest of this page intentionally left blank*

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 executed by their duly authorized representatives to be binding and effective as of the Amendment No. 1 Effective Date first above written.

Signed on behalf of                     Signed on behalf of
BioVectra Inc.                        Keryx Biopharmaceuticals, Inc.

By:    /s/[***]                        By:    /s/ Jodie Morrison
Name:    [***]                        Name:    Jodie Morrison

Title:    [***]                        Title:    Interim CEO

Date:    April 20, 2018                    Date:    May 5, 2018

Signed on behalf of
Keryx Biopharmaceuticals, Inc.

By:    /s/ Scott Holmes
Name:    Scott Holmes

Title:    CFO

Date:    May 2, 2018